UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2010 (July 1, 2010)

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 1, 2010, Keating Capital, Inc. made a $500,000 investment in the Preferred Stock of Livescribe Inc.

Livescribe has developed a mobile, paper-based computing platform consisting of smartpens, dot paper, smartpen applications, accessories, desktop software, an online community and development tools.  The company’s smartpens write on a special kind of microdot paper that enables an infrared camera at the tip of the pen to track everything the user writes.  The smartpens also record ambient audio, synchronized with the writing.  Audio recall is triggered by tapping on the text or uploading a digital version of the text to a PC.

Livescribe’s smartpens are currently available from consumer electronics retailers in the U.S. and in several international markets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 8, 2010	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer